UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Xilinx, Inc.
(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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XILINX

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on August 8, 2012

2050 Logic Drive, San Jose, California, 95124

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Proxy Statement and Annual Report on Form 10-K are available at www.allianceproxy.com/xilinx/2012

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before July 31, 2012 to facilitate timely delivery.

Important information regarding the Internet availability of the Company's proxy materials, instructions for accessing your proxy materials and voting online and instructions for requesting paper or e-mail copies of your proxy materials are provided on the reverse side of this Notice.

STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING AND VOTE IN PERSON.

To the Stockholders of XILINX, INC.

Notice is hereby given that the Annual Meeting of Stockholders of Xilinx, Inc. will be held on August 8, 2012 at 11:00 a.m. Pacific Daylight Time at Xilinx, Inc., 2050 Logic Drive, San Jose, California, 95124 for the following purposes:

1. Election of Directors:

   1a. Philip T. Gianos, 1b. Moshe N. Gavrielov, 1c. John L. Doyle, 1d. Jerald G. Fishman, 1e. William G. Howard, Jr., 1f. J. Michael Patterson, 1g. Albert A. Pimentel, 1h. Marshall C. Turner, 1i. Elizabeth W. Vanderslice
2. Proposal to approve an amendment to the Company's 1990 Employee Qualified Stock Purchase Plan to increase the number of shares reserved for issuance thereunder by 2,000,000 shares
3. Proposal to approve an amendment to the Company's 2007 Equity Incentive Plan to increase the number of shares reserved for issuance thereunder by 3,500,000 shares
4. Proposal to approve, on an advisory basis, the compensation of the Company's named executive officers
5. Proposal to ratify the appointment of Ernst & Young LLP as the Company's external auditors for fiscal 2013

The Board of Directors recommends a vote FOR all proposals.

The Securities and Exchange Commission rules permit us to make our proxy materials available to our stockholders via the Internet.

Material for this annual meeting and future meetings may be requested by one of the following methods:

INTERNET — To view your proxy materials online, go to www.allianceproxy.com/xilinx/2012. Have the 11 digit control number available when you access the website and follow the instructions.

TELEPHONE — **877-777-2857 TOLL FREE**

E-MAIL — requests@viewproxy.com
* If requesting material by e-mail, please send a blank e-mail with the company name and your 11 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material.

You must use the 11 digit control number located in the box below.

CONTROL NO.

2050 Logic Drive, San Jose, California, 95124 The following proxy materials are available to you for review at: www.allianceproxy.com/xilinx/2012 2012 Proxy Statement [GRAPHIC APPEARS HERE] 2012 Annual Report to Stockholders on Form 10-K Directions to the Meeting can be found on the following page of our company website: http://www.xilinx.com/company/Xilinx_Site_Map.pdf ACCESSING YOUR PROXY MATERIALS ONLINE Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your control number to vote by Internet or request a paper copy of the proxy materials. You May Vote Your Proxy When You View The Material On The Internet You Will Be Asked To Follow The Prompts To Vote Your Shares Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. REQUESTING A PAPER COPY OF THE PROXY MATERIALS By telephone please call 1-877-777-2857 or By logging onto http://www.allianceproxy.com/xilinx/2012 or By email at: requests@viewproxy.com Please include the company name and your control number in the subject line.